EXHIBIT 32.2

CERTIFICATION OF PERIODIC REPORT

In connection with the Quarterly Report of Dynacq Healthcare, Inc. (the “Company”) on Form 10-Q for the quarterly period ended November 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hemant Khemka, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Hemant Khemka

Hemant Khemka

Chief Financial Officer

January 14, 2016